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                                 Exhibit 10(a)

                       Consent of the independent auditors




TO THE SUPERVISORY BOARD AND BOARD OF MANAGEMENT OF KONINKLIJKE PHILIPS ELECTRONICS N.V.

We consent to incorporation by reference in the registration statements on Form S-8 (No. 33-65972, No. 33-80027, No. 333-91287, No. 333-70215, No. 333-91289,
No. 333-39204, No. 333-75542 and No. 333-87852) and in the registration statement on Form F-3 (No. 333-4582 and 333-90686) of Koninklijke Philips Electronics N.V. of our report dated February 7, 2003, relating to the consolidated balance sheets of Koninklijke Philips Electronics N.V. and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2002, included in the December 31, 2002 annual report on Form 20-F of Koninklijke Philips Electronics N.V..

Eindhoven, The Netherlands

                                                       /s/ KPMG Accountants N.V.
March 14, 2003                                             KPMG ACCOUNTANTS N.V.